UBS Global Life Sciences Conference

September 23, 2003

                                                                                                                                                  Exhibit 99

Forward-Looking Statements

Except for historical information discussed, today’s presentation includes forward-looking statements that involve risks and uncertainties.  Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. Some of the factors which could cause actual results to materially differ from those anticipated by the forward-looking statements are set forth in the Company’s latest SEC Filing on Form 10-Q for the quarter ended June 30, 2003.  Further, these forward-looking statements speak only as of this date September 4, 2003. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

Presentation Outline

Overview of STERIS

Investment Considerations

Strategic Direction

Outlook and Financial Targets

STERIS Overview

STERIS’s Path to Growth

1987 Start up

STERIS 2000

STERIS Today

Leader in Technologies to
Control Infection and
Contamination

Positioned For Growth

INITIAL GROWTH

REORGANIZATION

STERIS 1995

ACQUISITIONS

STERIS Today

Leader in infection prevention equipment and related products

Restructured in April 2003 to a market-focused business organization

Three new reporting segments: Healthcare, Life Sciences and STERIS
Isomedix Services

Combination of acquisitions and internal manufacturing changes contributing to growth

Newly formed “Mission, Vision, Values” statements connect the entire organization

The Mission of STERIS Corporation

To provide a healthier today and a safer tomorrow through knowledgeable people and innovative infection prevention, decontamination and health science technologies, products and services.

Sales by Business Segment
Fiscal Year Ended March 31, 2003 (Dollars in millions)

HEALTHCARE ($697)

LIFE SCIENCES ($195)

72%

20%

STERIS ISOMEDIX SERVICES ($79)

8%

Key Markets Served

HEALTHCARE

Surgical Support

Sterile Processing

Applied Infection Control

LIFE SCIENCES

Pharmaceutical Production

Research

Defense and Industrial

STERIS ISOMEDIX SERVICES (CONTRACT STERILIZATION)

Investment Considerations

Investment Considerations

A technology leader

Diversified and recurring revenue stream

Leading market positions

Experienced and credible management team

Strong financial and operating platform

Improving market dynamics

A Technology Leader

Make STERIS a leader

Steam Sterilization

EtO Sterilization

Peracetic Acid
Sterilization

Surface Cleaning

Chemistries

Skin Care

Washing Systems

VHP Sterilization

Broad based
technologies…

Delivered through capital equipment
chemistries and services…

Diversified and Recurring Revenue Stream

Capital equipment drives…

and Services…

Consumables…

52% of fiscal 2003 revenues were higher margin,

recurring consumables and services

STERIS has the unique ability to offer  a custom solution for a variety of customers, industries and geographies

Leading Market Positions

Leading supplier of sterilization and surgical support products to U.S.
healthcare facilities

Leading position in contract sterilization for medical technology manufacturers and other industries

Leading supplier of equipment and chemistries to biopharmaceutical companies for research and production facilities

STERIS has the broadest range of infection control technologies, products and services in the world

STERIS has the unique capability to offer custom solutions to a variety of industries

Management Team

75% of management new within the last three years

All come from larger organizations

All have a proven ability to execute

A Strong Financial and Operating Platform

Consistent revenue and earnings growth

Low level of debt

Strong free cash flow

Efficient operations

$300
$250
$200
$150
$100
$50
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
FY2001
FY2002
FY2003
FY2004

17

Net Quarterly Revenues
dollars in millions

STERIS

$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
FY2001
FY2002
FY2003
FY2004

18

Quarterly Diluted Earnings Per Share

*

*A charge in the fourth quarter of fiscal 2001 resulted in a loss of $0.24 per share

37.8
37.5
33.3
32.7
28.4
27.2
24
19.1
17.5
16.3
13.7
9.5
16.6
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1

19

Quarterly Long-Term Debt-to-Capital
percentage

FY 2001

FY 2002

FY 2003

‘04

STERIS

$75.3
$77.1
$102.3
$51.0
$142.0
$65.7
$133.3
$58.6
FY 2000
FY 2001
FY 2002
FY 2003
Cash from Operations
Capital Spending

20

Strong Cash Flow
Cash From Operations and Capital Spending
(In millions)

Cash Priorities:

Fund growth through
acquisitions

Modest share buy backs
to offset dilutive impact of
options

Cash Uses in Q1 FY’04:

$39.7 million in
acquisitions

$14.1 million in share buy
back

Improving Market Dynamics

Aging population is driving demand for healthcare services and pharmaceuticals

Increased spending by hospitals is leading to expansion and upgrading of facilities

Ongoing investment in drug production is driving manufacturing capacity and research facilities

Global awareness of infection control is growing

STERIS

U.S. Surgical Procedures
$30
$25
$20
$15
$10
$5
$0
$Billions
60
50
40
30
20
10
0
Millions
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

›

›

22

Base Healthcare Market Growth

“Boomers” continue to
increase demand for
acute care procedures
driving sterilization
cycle growth and
hospital census

U.S. Hospital capacity
gaps drive robust
construction spend,
particularly in surgical
and critical care

Sources: F.W. Dodge, The Outlook for Healthcare Facilities (Q2  2002)

SMG, Surgical Procedures, 1981-2007

U.S. Healthcare
Construction Spending

STERIS

162
254
368
497
696
25-34
34-44
44-54
54-64
64-74

23.5
31
43
61
1993
1996
1999
2002

9.1
11
13.3
16.1
19.5
23.6
1999
2001
2003
2005
2007
2009

23

Age Grouping

Drug Expenditures
$ per patient/year

Pharma R&D Investment
$ Billions

Pharma Manufacturing
Equipment Investment
$ Billions

Projected pharma
capital investment
continues
at 10% CAGR

Source :  EFPIA, Pharma, LEK, US Census,

Demographics will drive end
user demand

Biopharmaceutical technology
revolution fuels
R&D investment

Life Sciences Base Market Growth

Pharma Industry Fundamentals will continue to foster favorable climate for STERIS Life Sciences Business

Strategic Direction

Sources of Growth

Earnings Power

Improving market dynamics
and growing awareness of the
need for infection control

Strategic Actions to Drive
Growth and Financials

EXTERNAL

INTERNAL

Our Growth Strategy

Capitalize on installed base

Leverage our channel

Introduce new technologies

Adapt our technologies

Expand internationally

Enhance our revenue stream by continuing to
diversify by product, service, market and geography

Capitalize on Installed Base

Large revenue opportunity in our own installed base

Capture consumable opportunity

Aggressively grow service

New capital equipment products will have an associated
proprietary consumable

Leverage Our Channel in Healthcare

Presence in every U.S. hospital

Sales force of 250 people

Service force of 1,000

New products, alliances, acquisitions

Introduce New Technologies

R&D spending to approximate $32 million in fiscal 2004

Focused new product development effort

Areas of focus include projects for new industries and new sterilization technologies

VHP technology advancement into new product uses

Prion Decontamination

Segmented sterile processing offering

Key new products for general infection control and surgical support

Adapt Our Technologies

CURRENT

Exploring new applications
related to Anthrax
contamination

Joint research on defense
applications for biological
and chemical warfare

Joint research in space
applications

FUTURE POSSIBILITIES

Transportation

Hotel and building
decontamination

Food and beverage
packaging

International Expansion Opportunities
First Quarter 2004, including Hamo Acquisition

Market size is equivalent to
U.S.

Focused on key European
markets

Acquisitions to play strategic
role

Leading-edge technologies

REVENUE MIX BY GEOGRAPHY

United States
77%

International
23%

Outlook/Financial Targets

Financial Targets

Average Annual Growth Rates
Current demand trends, new product initiatives, and geographical expansion opportunities should grow core businesses organically over next two years

Revenue growth of 10%

Earnings growth of 15%

Summary

A technology leader with strong market positions

Diversified and recurring revenue stream

Improving market dynamics

Financial flexibility

Management team that can execute

Bright future

UBS Global Life Sciences Conference

September 23, 2003